UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 4, 2004
Date of Report (Date of earliest event reported)

TURBODYNE TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-21391	95-4699061
(State or other jurisdiction of	(Commission File	(IRS Employer Identification
incorporation)	Number)	No.)

6155 Carpinteria Avenue
Carpinteria, California	93013
(Address of principal executive offices)	(Zip Code)

(805) 684-4551
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01     Other Events.

On October 4, 2004, Turbodyne Technologies, Inc. (the “Company”) announced completion of the development of two next generation models of its patented electronic boosting Turbopac™ system, and confirmed that it has production configuration products available to take to market. The Model 800 Turbopac is intended for truck and bus engines from 6-11 liters in displacement, and the Model 801 is intended for passenger car engines up to 3.5 liters in displacement.

The Company intends to launch an aggressive marketing campaign and unveil these new products at the Specialty Equipment Manufacturers Association Convention in Las Vegas, Nevada, on November 2 to 5, 2004.

ITEM 9.01     Financial Statements and Exhibits

(c) Exhibits.

Exhibit	Description

99.1	News Release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TURBODYNE TECHNOLOGIES, INC.

Date: October 19, 2004	By:	/s/ Andrew Martyn-Smith

Andrew Martyn-Smith
Andrew Martyn-Smith, President, Chief
Executive Officer, Chief Financial Officer and
Treasurer